UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
Date of Report (Date of earliest event reported): February 21, 2017
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02    Results of Operations and Financial Condition

On February 27, 2017, Perrigo Company plc (the “Company”) released preliminary unaudited financial results for the calendar year ended December 31, 2016. The related press is attached as Exhibit 99.1.

The Company provides non-GAAP financial measures as additional information that it believes is useful to investors and analysts in evaluating the performance of the Company's ongoing operating trends, facilitating comparability between periods and companies in similar industries, and assessing the Company's prospects for future performance. These non-GAAP financial measures exclude items, such as impairment charges, amortization expense related primarily to acquired intangible assets, restructuring charges, and acquisition and integration-related charges, as well as the related tax effects of these items that by their nature affect comparability of operational performance or obscure underlying business operational trends. The non-GAAP measures the Company provides are consistent with how management analyzes and assesses the operating performance of the Company, and disclosing them provides investor insight into management’s view of the business. Management uses these adjusted financial measures for planning and forecasting in future periods, and evaluating segment and overall operating performance. In addition, management uses certain of the profit measures as factors in determining compensation.
Non-GAAP measures related to profit measurements, which include adjusted operating income and adjusted diluted earnings per share, are useful to investors as they provide them with supplemental information to enhance their understanding of the Company’s underlying business performance and trends, and enhance the ability of investors and analysts to compare the Company’s period-to-period financial results. The Company discloses adjusted net sales, which excludes operating results attributable to held-for-sale businesses, in order to provide information about sales of the Company’s continuing business. The Company believes these supplemental financial measures provide investors with consistency in financial reporting, enabling meaningful comparisons of past, present and future underlying operating results, and also facilitate comparison of the Company’s operating performance to the operating performance of its competitors.

Reported results were adjusted for the following items:

2016 Full Year Results

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Acquisition and integration-related charges

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Operating results attributable to held-for-sale businesses

•	Restructuring-related charges

•	Unusual litigation

•	Legal and consulting fees related to Mylan defense

2016 Full Year Earnings Per Share

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Goodwill, intangible asset, held-for-sale and investment impairment charges

•	Acquisition and integration-related charges

•	Operating results attributable to held-for-sale businesses

•	Equity method investment losses

•	Restructuring-related charges

•	Unusual litigation

•	Legal and consulting fees related to Mylan defense

•	Gain on divestitures

•	Tax effect of pretax Non-GAAP adjustments

2017 Full Year Guidance

•	Amortization of acquired assets related to business combinations and asset acquisitions

•	Restructuring-related charges

•	Tax effect of pretax Non-GAAP adjustments

ITEM 2.05    Costs Associated with Exit or Disposal Activities.

On February 21, 2017, the Company approved a workforce reduction plan as part of a larger cost optimization strategy across the Company.  The Company expects to reduce its global workforce by approximately 750 employees which includes some actions already taken and 243 employees who have elected to participate in a voluntary early retirement program. This represents a reduction of approximately 14% of the Company’s global non-production workforce.  The changes to the Company’s workforce will vary by country, based on legal requirements and required consultations with works councils and other employee representatives, as appropriate.

In connection with this plan, the Company estimates that it will recognize total pre-tax restructuring charges to its GAAP financial results of approximately $70-80 million, consisting of one-time termination benefits, severance arrangements, and other termination costs. Of the $70-80 million, $5-10 million is expected to be non-cash based. The Company anticipates recognizing substantially all of these charges by the end of fiscal 2017, with the remaining balance to be recognized during the first quarter of fiscal 2018.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 21, 2017, Judy L. Brown informed the Company of her intention to resign as Executive Vice President, Business Operations and Chief Financial Officer, effective February 27, 2017, to take a position with another company in the pharmaceutical industry, beginning April 1, 2017. Ms. Brown has advised that her resignation is not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices. Te Company and the Board would like to thank Ms. Brown for her significant contributions to the Company over her more than 15 year tenure.
Ron Winowiecki, 51, was appointed acting Chief Financial Officer of the Company, effective February 27, 2017.
Mr. Winowiecki has served as Senior Vice President, Business Finance since January 2014. He was formerly Vice President, Treasury and Accounting Shared Services between September 2011 and December 2013 and Corporate Vice President, Treasurer between October 2008 and August 2011. Prior to joining the Company, Mr. Winowiecki was Chief Financial Officer of Innotec Company from 2004 to 2008. He also has held a series of leadership roles in accounting and finance at SPX Corporation and Donnelly Corporation. Mr. Winowiecki earned an M.B.A. in Finance from Western Michigan University and a B.S. in Accounting from Hope College.
There is no arrangement or understanding between Mr. Winowiecki and any other persons pursuant to which Mr. Winowiecki was selected as an officer. There are no family relationships between Mr. Winowiecki and any director or executive officer of the Company and no transactions involving Mr. Winowiecki that would require disclosure under Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
99.1    Press Release issued by Perrigo Company plc on February 27, 2017, furnished solely             pursuant to Item 2.02 of Form 8-K.
The information in Items 2.02 and 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Items 2.02 and 9.01 of this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Certain statements in this Current Report on Form 8-K are “forward-looking statements.” These statements relate to future events or the Company’s future financial performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Company or its industry to be materially different from those expressed or implied by any forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,”

“could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential” or the negative of those terms or other comparable terminology. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, including future impairment charges, the ability to achieve its guidance, the ability to timely execute and achieve the desired benefits of its announced restructuring plan and initiatives, future asset sales and the timing, amount and cost of share repurchases. In addition, there can be no assurance that the Company will be able to file its 2016 Form 10-K within the fifteen calendar day extension provided by Rule 12b-25, or that the Company may not identify one or more material weaknesses in its internal control over financial reporting, need to restate its financial statements or conclude that investors should no longer rely upon previously issued financial statements. These and other important factors, including those discussed under “Risk Factors” in the Company’s Form 10-KT for the six-month period ended December 31, 2015, as well as the Company’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are made only as of the date hereof, and unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Ronald L. Winowiecki
Dated:	February 27, 2017		Ronald L. Winowiecki
Chief Financial Officer

Exhibit Index

99.1	Press Release issued by Perrigo Company plc on February 27, 2017, furnished solely pursuant to Item 2.02 of Form 8-K.